EX99.23(d)(2)(i)

                     INVESTMENT COUNSEL AGREEMENT

                               between

                        JONES & BABSON, INC.

                                 and

                 KORNITZER CAPITAL MANAGEMENT, INC.

	THIS AGREEMENT by and between JONES & BABSON, INC., a Missouri corporation with its principal office at Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108 (hereinafter referred to as the "Manager") and KORNITZER CAPITAL MANAGEMENT, INC., a Kansas corporation with its principal office at KCM Building, Shawnee Mission, Kansas 66201-0918 (hereinafter referred to as the "Investment Counsel"), is made pursuant to the approval and direction of the parties' respective Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

	WITNESSETH:

	WHEREAS the Manager has entered into a Management Agreement with the BUFFALO EQUITY FUND, INC. ("Fund") of concurrent date to provide management services, including investment advisory services, the Manager desires the assistance of the Investment
Counsel which can supply the following services:

	Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of the Directors of the Fund and the Directors of JONES &
BABSON, INC.

	NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

	1.	During the term of this Agreement, or any extension or
extensions thereof, the Investment Counsel will, to the best of its ability, furnish the foregoing services.

	2.	As compensation, the Manager will pay Investment
Counsel for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties.

		a. fifty one-hundredths of one percent (50/100%) of the average daily total net assets of the Fund.


	3.	This Agreement shall become effective and run
concurrently with the Management Agreement of the same date between the Manager and the Fund, an executed copy of which shall be supplied the Investment Counsel.

	4.	The last day of the initial period of this Agreement
shall coincide with the last day of the Management Agreement which shall be the 31st day of October, 1996. Thereafter this Agreement may be renewed in conjunction with the Management Agreement for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Investment Company Act of 1940 ("Act") and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Directors who are not parties to such Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Counsel shall provide the Manager such information as may be reasonably necessary to assist the Directors of the Fund to evaluate the terms of the Management Agreement. This Agreement automatically will terminate with the Management Agreement without the payment of any penalty, upon sixty days written notice by the Fund to the Manager that the Board of Directors or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the Management Agreement. This Agreement shall automatically terminate in the event of its assignment or assignment of the Management Agreement unless such assignment is approved by the Directors and the shareholders of the Fund as hereinbefore provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. The Manager shall promptly notify the Investment Counsel of any notice of termination or of any circumstances which are likely to result in a termination of the Management Agreement.

	5.	It is understood and agreed that the services to be
rendered by the Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Counsel to the Manager under this Agreement and the compensation provided for in Paragraph 2 here of shall be limited solely to services with reference to the Fund.

	6.	The Manager agrees that it will furnish currently to
Investment Counsel all information reasonably necessary to permit Investment Counsel to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit Investment Counsel to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that it is required under this paragraph and the frequency and manner with which it shall be supplied.

	7.	The Investment Counsel shall not be liable for any
error of judgment or mistake at law or for any loss suffered by Manager of the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Counsel against ant liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this agreement.

	8.	In compliance with the provisions of the Management
Agreement between the Fund and JONES & BABSON, INC., Investment Counsel agrees with the Manager that subject to the terms and conditions of this Paragraph 8, the Fund may use the name of "Buffalo" as part of its name so long as KORNITZER CAPITAL MANAGEMENT, INC., or any successor in interest, continues as Investment Counsel. Should the Fund terminate KORNITZER CAPITAL MANAGEMENT, INC., or its successor as Investment Counsel, KORNITZER CAPITAL MANAGEMENT, INC., or its successor in interest, may elect to notify the Fund in writing that permission to use the name "Buffalo" has been withdrawn. It is understood that the Fund has, in its Management Agreement with JONES & BABSON, INC., expressly agreed that it, its Officers, Directors and Shareholders will take all necessary corporate action and proceed expeditiously to change the name of the Fund and not use any other name or take any action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC. If the use of the name "Buffalo" is so withdrawn as aforesaid, it is understood and agreed that there shall be no limitation with respect to the future use of the name "Buffalo" by KORNITZER CAPITAL MANAGEMENT, INC., or its successor in interest.

	9.	Although it is not anticipated, there may occur some
unforeseen reason which would prohibit KORNITZER CAPITAL
MANAGEMENT, INC., as a matter of reasonable business necessity, continuing as investment counsel. Should such circumstances occur, KORNITZER CAPITAL MANAGEMENT, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Buffalo" and continue KORNITZER
CAPITAL MANAGEMENT, INC., or its successor, as Investment
Counsel. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, have agreed in the Management Agreement between the Fund and JONES & BABSON, INC., for the benefit of KORNITZER CAPITAL MANAGEMENT, INC., to take all necessary corporate action and proceed expeditiously to change the name of the Fund (but if necessary, take up to one year from the effective date of the termination of the Management Agreement) and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC.


	Each party hereby executes this Agreement as of the 19th day of May, 1995, pursuant to the authority granted by its Board of Directors.

KORNITZER CAPITAL MANAGEMENT, INC.

By  /s/John C. Kornitzer

ATTEST:

By  /s/Tina D. Hatcher

JONES & BABSON, INC.

By  /s/Larry D. Armel


ATTEST:

/s/Martin A. Cramer

EX99.23(d)(2)(ii)

                     INVESTMENT COUNSEL AGREEMENT

                               between

                        JONES & BABSON, INC.

                                 and

                 KORNITZER CAPITAL MANAGEMENT, INC.

	THIS AGREEMENT by and between JONES & BABSON, INC., a Missouri corporation with its principal office at Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108 (hereinafter referred to as the "Manager") and KORNITZER CAPITAL MANAGEMENT, INC., a Kansas corporation with its principal office at KCM Building, Shawnee Mission, Kansas 66201-0918 (hereinafter referred to as the "Investment Counsel"), is made pursuant to the approval and direction of the parties' respective Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

	WITNESSETH:

	WHEREAS the Manager has entered into a Management Agreement with the BUFFALO EQUITY FUND, INC. ("Fund") of concurrent date to provide management services, including investment advisory services, the Manager desires the assistance of the Investment
Counsel which can supply the following services:

	Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of the Directors of the Fund and the Directors of JONES &
BABSON, INC.

	NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

	1.	During the term of this Agreement, or any extension or
extensions thereof, the Investment Counsel will, to the best of its ability, furnish the foregoing services.

	2.	As compensation, the Manager will pay Investment
Counsel for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties.

		a. fifty one-hundredths of one percent (50/100%) of the average daily total net assets of the Fund.


	3.	This Agreement shall become effective and run
concurrently with the Management Agreement of the same date between the Manager and the Fund, an executed copy of which shall be supplied the Investment Counsel.

	4.	The last day of the initial period of this Agreement
shall coincide with the last day of the Management Agreement which shall be the 31st day of October, 1996. Thereafter this Agreement may be renewed in conjunction with the Management Agreement for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Investment Company Act of 1940 ("Act") and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Directors who are not parties to such Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Counsel shall provide the Manager such information as may be reasonably necessary to assist the Directors of the Fund to evaluate the terms of the Management Agreement. This Agreement automatically will terminate with the Management Agreement without the payment of any penalty, upon sixty days written notice by the Fund to the Manager that the Board of Directors or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the Management Agreement. This Agreement shall automatically terminate in the event of its assignment or assignment of the Management Agreement unless such assignment is approved by the Directors and the shareholders of the Fund as hereinbefore provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. The Manager shall promptly notify the Investment Counsel of any notice of termination or of any circumstances which are likely to result in a termination of the Management Agreement.

	5.	It is understood and agreed that the services to be
rendered by the Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Counsel to the Manager under this Agreement and the compensation provided for in Paragraph 2 here of shall be limited solely to services with reference to the Fund.

	6.	The Manager agrees that it will furnish currently to
Investment Counsel all information reasonably necessary to permit Investment Counsel to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit Investment Counsel to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that it is required under this paragraph and the frequency and manner with which it shall be supplied.

	7.	The Investment Counsel shall not be liable for any
error of judgment or mistake at law or for any loss suffered by Manager of the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Counsel against ant liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this agreement.

	8.	In compliance with the provisions of the Management
Agreement between the Fund and JONES & BABSON, INC., Investment Counsel agrees with the Manager that subject to the terms and conditions of this Paragraph 8, the Fund may use the name of "Buffalo" as part of its name so long as KORNITZER CAPITAL MANAGEMENT, INC., or any successor in interest, continues as Investment Counsel. Should the Fund terminate KORNITZER CAPITAL MANAGEMENT, INC., or its successor as Investment Counsel, KORNITZER CAPITAL MANAGEMENT, INC., or its successor in interest, may elect to notify the Fund in writing that permission to use the name "Buffalo" has been withdrawn. It is understood that the Fund has, in its Management Agreement with JONES & BABSON, INC., expressly agreed that it, its Officers, Directors and Shareholders will take all necessary corporate action and proceed expeditiously to change the name of the Fund and not use any other name or take any action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC. If the use of the name "Buffalo" is so withdrawn as aforesaid, it is understood and agreed that there shall be no limitation with respect to the future use of the name "Buffalo" by KORNITZER CAPITAL MANAGEMENT, INC., or its successor in interest.

	9.	Although it is not anticipated, there may occur some
unforeseen reason which would prohibit KORNITZER CAPITAL
MANAGEMENT, INC., as a matter of reasonable business necessity, continuing as investment counsel. Should such circumstances occur, KORNITZER CAPITAL MANAGEMENT, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Buffalo" and continue KORNITZER
CAPITAL MANAGEMENT, INC., or its successor, as Investment
Counsel. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, have agreed in the Management Agreement between the Fund and JONES & BABSON, INC., for the benefit of KORNITZER CAPITAL MANAGEMENT, INC., to take all necessary corporate action and proceed expeditiously to change the name of the Fund (but if necessary, take up to one year from the effective date of the termination of the Management Agreement) and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC.


	Each party hereby executes this Agreement as of the 19th day of May, 1995, pursuant to the authority granted by its Board of Directors.

KORNITZER CAPITAL MANAGEMENT, INC.

By  /s/John C. Kornitzer

ATTEST:

By  /s/Tina D. Hatcher

JONES & BABSON, INC.

By  /s/Larry D. Armel


ATTEST:

/s/Martin A. Cramer

EX99.23(d)(2)(iii)

                     INVESTMENT COUNSEL AGREEMENT

                               between

                        JONES & BABSON, INC.

                                 and

                 KORNITZER CAPITAL MANAGEMENT, INC.

	THIS AGREEMENT by and between JONES & BABSON, INC., a Missouri corporation with its principal office at Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108 (hereinafter referred to as the "Manager") and KORNITZER CAPITAL MANAGEMENT, INC., a Kansas corporation with its principal office at KCM Building, Shawnee Mission, Kansas 66201-0918 (hereinafter referred to as the "Investment Counsel"), is made pursuant to the approval and direction of the parties' respective Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

	WITNESSETH:

	WHEREAS the Manager has entered into a Management Agreement with the BUFFALO HIGH YIELD FUND, INC. ("Fund") of concurrent date to provide management services, including investment advisory services, the Manager desires the assistance of the Investment Counsel which can supply the following services:

	Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of the Directors of the Fund and the Directors of JONES &
BABSON, INC.

	NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

	1.	During the term of this Agreement, or any extension or
extensions thereof, the Investment Counsel will, to the best of its ability, furnish the foregoing services.

	2.	As compensation, the Manager will pay Investment
Counsel for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties.

		a. fifty one-hundredths of one percent (50/100%) of the average daily total net assets of the Fund.


	3.	This Agreement shall become effective and run
concurrently with the Management Agreement of the same date between the Manager and the Fund, an executed copy of which shall be supplied the Investment Counsel.

	4.	The last day of the initial period of this Agreement
shall coincide with the last day of the Management Agreement which shall be the 31st day of October, 1996. Thereafter this Agreement may be renewed in conjunction with the Management Agreement for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Investment Company Act of 1940 ("Act") and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Directors who are not parties to such Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Counsel shall provide the Manager such information as may be reasonably necessary to assist the Directors of the Fund to evaluate the terms of the Management Agreement. This Agreement automatically will terminate with the Management Agreement without the payment of any penalty, upon sixty days written notice by the Fund to the Manager that the Board of Directors or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the Management Agreement. This Agreement shall automatically terminate in the event of its assignment or assignment of the Management Agreement unless such assignment is approved by the Directors and the shareholders of the Fund as hereinbefore provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. The Manager shall promptly notify the Investment Counsel of any notice of termination or of any circumstances which are likely to result in a termination of the Management Agreement.

	5.	It is understood and agreed that the services to be
rendered by the Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Counsel to the Manager under this Agreement and the compensation provided for in Paragraph 2 here of shall be limited solely to services with reference to the Fund.

	6.	The Manager agrees that it will furnish currently to
Investment Counsel all information reasonably necessary to permit Investment Counsel to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit Investment Counsel to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that it is required under this paragraph and the frequency and manner with which it shall be supplied.

	7.	The Investment Counsel shall not be liable for any
error of judgment or mistake at law or for any loss suffered by Manager of the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Counsel against ant liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this agreement.

	8.	In compliance with the provisions of the Management
Agreement between the Fund and JONES & BABSON, INC., Investment Counsel agrees with the Manager that subject to the terms and conditions of this Paragraph 8, the Fund may use the name of "Buffalo" as part of its name so long as KORNITZER CAPITAL MANAGEMENT, INC., or any successor in interest, continues as Investment Counsel. Should the Fund terminate KORNITZER CAPITAL MANAGEMENT, INC., or its successor as Investment Counsel, KORNITZER CAPITAL MANAGEMENT, INC., or its successor in interest, may elect to notify the Fund in writing that permission to use the name "Buffalo" has been withdrawn. It is understood that the Fund has, in its Management Agreement with JONES & BABSON, INC., expressly agreed that it, its Officers, Directors and Shareholders will take all necessary corporate action and proceed expeditiously to change the name of the Fund and not use any other name or take any action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC. If the use of the name "Buffalo" is so withdrawn as aforesaid, it is understood and agreed that there shall be no limitation with respect to the future use of the name "Buffalo" by KORNITZER CAPITAL MANAGEMENT, INC., or its successor in interest.

	9.	Although it is not anticipated, there may occur some
unforeseen reason which would prohibit KORNITZER CAPITAL
MANAGEMENT, INC., as a matter of reasonable business necessity, continuing as investment counsel. Should such circumstances occur, KORNITZER CAPITAL MANAGEMENT, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Buffalo" and continue KORNITZER
CAPITAL MANAGEMENT, INC., or its successor, as Investment
Counsel. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, have agreed in the Management Agreement between the Fund and JONES & BABSON, INC., for the benefit of KORNITZER CAPITAL MANAGEMENT, INC., to take all necessary corporate action and proceed expeditiously to change the name of the Fund (but if necessary, take up to one year from the effective date of the termination of the Management Agreement) and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC.


	Each party hereby executes this Agreement as of the 19th day of May, 1995, pursuant to the authority granted by its Board of Directors.

KORNITZER CAPITAL MANAGEMENT, INC.

By  /s/John C. Kornitzer

ATTEST:

By  /s/Tina D. Hatcher

JONES & BABSON, INC.

By  /s/Larry D. Armel


ATTEST:

/s/Martin A. Cramer

EX99.23(d)(2)(iv)

                     INVESTMENT COUNSEL AGREEMENT

                               between

                        JONES & BABSON, INC.

                                 and

                 KORNITZER CAPITAL MANAGEMENT, INC.

	THIS AGREEMENT by and between JONES & BABSON, INC., a Missouri corporation with its principal office at Three Crown Center, 2440 Pershing Road, Kansas City, Missouri 64108 (hereinafter referred to as the "Manager") and KORNITZER CAPITAL MANAGEMENT, INC., a Kansas corporation with its principal office at KCM Building, Shawnee Mission, Kansas 66201-0918 (hereinafter referred to as the "Investment Counsel"), is made pursuant to the approval and direction of the parties' respective Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

	WITNESSETH:

	WHEREAS the Manager has entered into a Management Agreement with the BUFFALO USA GLOBAL FUND, INC. ("Fund") of concurrent date to provide management services, including investment advisory services, the Manager desires the assistance of the Investment Counsel which can supply the following services:

	Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of the Directors of the Fund and the Directors of JONES &
BABSON, INC.

	NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

	1.	During the term of this Agreement, or any extension or
extensions thereof, the Investment Counsel will, to the best of its ability, furnish the foregoing services.

	2.	As compensation, the Manager will pay Investment
Counsel for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties.

		a. fifty one-hundredths of one percent (50/100%) of the average daily total net assets of the Fund.


	3.	This Agreement shall become effective and run
concurrently with the Management Agreement of the same date between the Manager and the Fund, an executed copy of which shall be supplied the Investment Counsel.

	4.	The last day of the initial period of this Agreement
shall coincide with the last day of the Management Agreement which shall be the 31st day of October, 1996. Thereafter this Agreement may be renewed in conjunction with the Management Agreement for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Investment Company Act of 1940 ("Act") and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Directors who are not parties to such Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Counsel shall provide the Manager such information as may be reasonably necessary to assist the Directors of the Fund to evaluate the terms of the Management Agreement. This Agreement automatically will terminate with the Management Agreement without the payment of any penalty, upon sixty days written notice by the Fund to the Manager that the Board of Directors or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the Management Agreement. This Agreement shall automatically terminate in the event of its assignment or assignment of the Management Agreement unless such assignment is approved by the Directors and the shareholders of the Fund as hereinbefore provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. The Manager shall promptly notify the Investment Counsel of any notice of termination or of any circumstances which are likely to result in a termination of the Management Agreement.

	5.	It is understood and agreed that the services to be
rendered by the Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Counsel to the Manager under this Agreement and the compensation provided for in Paragraph 2 here of shall be limited solely to services with reference to the Fund.

	6.	The Manager agrees that it will furnish currently to
Investment Counsel all information reasonably necessary to permit Investment Counsel to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit Investment Counsel to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that it is required under this paragraph and the frequency and manner with which it shall be supplied.

	7.	The Investment Counsel shall not be liable for any
error of judgment or mistake at law or for any loss suffered by Manager of the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Counsel against ant liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this agreement.

	8.	In compliance with the provisions of the Management
Agreement between the Fund and JONES & BABSON, INC., Investment Counsel agrees with the Manager that subject to the terms and conditions of this Paragraph 8, the Fund may use the name of "Buffalo" as part of its name so long as KORNITZER CAPITAL MANAGEMENT, INC., or any successor in interest, continues as Investment Counsel. Should the Fund terminate KORNITZER CAPITAL MANAGEMENT, INC., or its successor as Investment Counsel, KORNITZER CAPITAL MANAGEMENT, INC., or its successor in interest, may elect to notify the Fund in writing that permission to use the name "Buffalo" has been withdrawn. It is understood that the Fund has, in its Management Agreement with JONES & BABSON, INC., expressly agreed that it, its Officers, Directors and Shareholders will take all necessary corporate action and proceed expeditiously to change the name of the Fund and not use any other name or take any action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC. If the use of the name "Buffalo" is so withdrawn as aforesaid, it is understood and agreed that there shall be no limitation with respect to the future use of the name "Buffalo" by KORNITZER CAPITAL MANAGEMENT, INC., or its successor in interest.

	9.	Although it is not anticipated, there may occur some
unforeseen reason which would prohibit KORNITZER CAPITAL
MANAGEMENT, INC., as a matter of reasonable business necessity, continuing as investment counsel. Should such circumstances occur, KORNITZER CAPITAL MANAGEMENT, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Buffalo" and continue KORNITZER
CAPITAL MANAGEMENT, INC., or its successor, as Investment
Counsel. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, have agreed in the Management Agreement between the Fund and JONES & BABSON, INC., for the benefit of KORNITZER CAPITAL MANAGEMENT, INC., to take all necessary corporate action and proceed expeditiously to change the name of the Fund (but if necessary, take up to one year from the effective date of the termination of the Management Agreement) and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC.


	Each party hereby executes this Agreement as of the 19th day of May, 1995, pursuant to the authority granted by its Board of Directors.

KORNITZER CAPITAL MANAGEMENT, INC.

By  /s/John C. Kornitzer

ATTEST:

By  /s/Tina D. Hatcher

JONES & BABSON, INC.

By  /s/Larry D. Armel


ATTEST:

/s/Martin A. Cramer

EX99.23(d)(2)(v)

                     INVESTMENT COUNSEL AGREEMENT

                               between

                        JONES & BABSON, INC.

                                 and

                 KORNITZER CAPITAL MANAGEMENT, INC.

	THIS AGREEMENT by and between JONES & BABSON, INC., a Missouri corporation with its principal office at BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108 (hereinafter referred to as the "Manager") and KORNITZER CAPITAL MANAGEMENT, INC., a Kansas corporation with its principal office at KCM Building, Shawnee Mission, Kansas 66201-0918 (hereinafter referred to as the "Investment Counsel"), is made pursuant to the approval and direction of the parties' respective Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

	WITNESSETH:

	WHEREAS the Manager has entered into a Management Agreement with the BUFFALO SMALL CAP FUND, INC. ("Fund") of concurrent date to provide management services, including investment advisory services, the Manager desires the assistance of the Investment Counsel which can supply the following services:

	Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of the Directors of the Fund and the Directors of JONES &
BABSON, INC.

	NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

	1.	During the term of this Agreement, or any extension or
extensions thereof, the Investment Counsel will, to the best of its ability, furnish the foregoing services.

	2.	As compensation, the Manager will pay Investment
Counsel for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties.

		a. fifty one-hundredths of one percent (50/100%) of the average daily total net assets of the Fund.


	3.	This Agreement shall become effective and run
concurrently with the Management Agreement of the same date between the Manager and the Fund, an executed copy of which shall be supplied the Investment Counsel.

	4.	The last day of the initial period of this Agreement
shall coincide with the last day of the Management Agreement which shall be the 31st day of October, 1998. Thereafter this Agreement may be renewed in conjunction with the Management Agreement for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Investment Company Act of 1940 ("Act") and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Directors who are not parties to such Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Counsel shall provide the Manager such information as may be reasonably necessary to assist the Directors of the Fund to evaluate the terms of the Management Agreement. This Agreement automatically will terminate with the Management Agreement without the payment of any penalty, upon sixty days written notice by the Fund to the Manager that the Board of Directors or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the Management Agreement. This Agreement shall automatically terminate in the event of its assignment or assignment of the Management Agreement unless such assignment is approved by the Directors and the shareholders of the Fund as hereinbefore provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. The Manager shall promptly notify the Investment Counsel of any notice of termination or of any circumstances which are likely to result in a termination of the Management Agreement.

	5.	It is understood and agreed that the services to be
rendered by the Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Counsel to the Manager under this Agreement and the compensation provided for in Paragraph 2 here of shall be limited solely to services with reference to the Fund.

	6.	The Manager agrees that it will furnish currently to
Investment Counsel all information reasonably necessary to permit Investment Counsel to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit Investment Counsel to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that it is required under this paragraph and the frequency and manner with which it shall be supplied.

	7.	The Investment Counsel shall not be liable for any
error of judgment or mistake at law or for any loss suffered by Manager of the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Counsel against ant liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this agreement.

	8.	In compliance with the provisions of the Management
Agreement between the Fund and JONES & BABSON, INC., Investment Counsel agrees with the Manager that subject to the terms and conditions of this Paragraph 8, the Fund may use the name of "Buffalo" as part of its name so long as KORNITZER CAPITAL MANAGEMENT, INC., or any successor in interest, continues as Investment Counsel. Should the Fund terminate KORNITZER CAPITAL MANAGEMENT, INC., or its successor as Investment Counsel, KORNITZER CAPITAL MANAGEMENT, INC., or its successor in interest, may elect to notify the Fund in writing that permission to use the name "Buffalo" has been withdrawn. It is understood that the Fund has, in its Management Agreement with JONES & BABSON, INC., expressly agreed that it, its Officers, Directors and Shareholders will take all necessary corporate action and proceed expeditiously to change the name of the Fund and not use any other name or take any action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC. If the use of the name "Buffalo" is so withdrawn as aforesaid, it is understood and agreed that there shall be no limitation with respect to the future use of the name "Buffalo" by KORNITZER CAPITAL MANAGEMENT, INC., or its successor in interest.

	9.	Although it is not anticipated, there may occur some
unforeseen reason which would prohibit KORNITZER CAPITAL
MANAGEMENT, INC., as a matter of reasonable business necessity, continuing as investment counsel. Should such circumstances occur, KORNITZER CAPITAL MANAGEMENT, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Buffalo" and continue KORNITZER
CAPITAL MANAGEMENT, INC., or its successor, as Investment
Counsel. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, have agreed in the Management Agreement between the Fund and JONES & BABSON, INC., for the benefit of KORNITZER CAPITAL MANAGEMENT, INC., to take all necessary corporate action and proceed expeditiously to change the name of the Fund (but if necessary, take up to one year from the effective date of the termination of the Management Agreement) and not use any other name or take any other action which would indicate the Fund's continued association with KORNITZER CAPITAL MANAGEMENT, INC.


	Each party hereby executes this Agreement as of the 14th day of April, 1998, pursuant to the authority granted by its Board of Directors.

KORNITZER CAPITAL MANAGEMENT, INC.

By  /s/John C. Kornitzer

ATTEST:

By  /s/Kent W. Gassaway

JONES & BABSON, INC.

By  /s/Larry D. Armel


ATTEST:

/s/Martin A. Cramer